                        COLUMBIA SMALL CAP GROWTH FUND I
             (FORMERLY NAMED COLUMBIA SMALL CAP GROWTH FUND, INC.)
                                  (THE "FUND")
                                 CLASS Z SHARES
                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2005
  (REPLACING SUPPLEMENTS DATED FEBRUARY 9, 2005, MARCH 18, 2005, MAY 27, 2005,
                       JUNE 30, 2005 AND OCTOBER 5, 2005)

1. Effective October 10, 2005, Columbia Small Cap Growth Fund, Inc. changed its name to Columbia Small Cap Growth Fund I; accordingly, all references throughout the Prospectus are changed as appropriate.

2. Effective November 1, 2005, the Fund reopened to new investors. Accordingly, investments in the Fund are no longer limited to the categories of permitted investors described on page 7 of the prospectus in the section entitled "YOUR ACCOUNT -- HOW TO BUY SHARES".

3. The section entitled "THE FUND -- PRINCIPAL INVESTMENT STRATEGIES" is replaced in its entirety by the following:

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
In seeking to achieve its investment goal, the Fund will focus on growth stocks. There is no minimum aggregate market valuation for a company to be considered an appropriate investment for the Fund. The Fund may also invest up to 20% of its net assets in larger-cap stocks when the Fund's investment advisor believes they offer capital appreciation potential that is generally comparable to small-cap stocks.

The Fund may invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts (derivatives). The Fund may also invest in foreign securities, including American Depositary Receipts.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

4. Disclosure relating to smaller companies in the section entitled "THE FUND -- PRINCIPAL INVESTMENT RISKS" is replaced with the following:

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

5. The information in the charts under the headings "Annual Fund Operating Expenses" and "Example Expenses" in the Prospectus is being replaced in its entirety with the following:

             -------------------------------------------------------------------

              UNDERSTANDING EXPENSES

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
             -------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

Management fee(1) (%)                                          0.87
-------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      0.00
-------------------------------------------------------------------
Other expenses(2) (%)                                          0.19
-------------------------------------------------------------------
Total annual fund operating expenses (%)                       1.06

 (1) Management fees have been restated to reflect contractual changes to the management fee for the Fund effective November 1, 2004.

 (2) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency and pricing and bookkeeping services effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

1 YEAR    3 YEARS  5 YEARS  10 YEARS
$108       $337     $585     $1,294

6. The information in the chart under the heading -- "CALENDAR YEAR TOTAL RETURNS (CLASS Z)" is replaced in its entirety with the following:


CALENDAR YEAR TOTAL RETURNS (CLASS Z)


                                  (BAR CHART)

                       34.10%      4.69%     59.15%      5.85%                           44.29%      9.61%
                                                                   -14.19%    -26.58%
                        1997       1998       1999       2000       2001       2002       2003       2004

                                                          For the periods shown in bar chart:
            The Class's year-to-date total return         Best quarter: 4th quarter 1999, +50.27%
            through September 30, 2005 was +9.66%.        Worst quarter: 3rd quarter 2001, -25.64%

7. The Average Annual Total Returns table in the Section entitled "THE FUND -- PERFORMANCE HISTORY" is replaced in its entirety with the following:

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004

                                                                                                     LIFE OF
                                                                     1 YEAR          5 YEARS         THE FUND
Class Z (%)
  Return Before Taxes                                                  9.61            1.07           11.95
  Return After Taxes on Distributions                                  9.61            0.36           11.14
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               6.25            0.53           10.13
-------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index (%)                                         18.33            6.61            9.42(1)
-------------------------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                                14.31           -3.57            3.95(1)

 (1) Performance information is from October 1, 1996.

8. The section entitled "MANAGING THE FUND" is replaced in its entirety with the following:

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Directors. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including pricing and bookkeeping and other fees paid to Columbia Management by the Fund, amounted to 0.91% of average daily net assets of the Fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the manager for the Fund and has managed or co-managed the Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since 1996.

The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management and Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) ("CMD") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CMD, disgorgement of all management fees and monetary damages. The MDL is ongoing.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the funds and CMG. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

9. The FINANCIAL HIGHLIGHTS information is supplemented to include the following unaudited information for the six-month period ended August 31, 2005:

THE FUND

                                     (UNAUDITED)
                                   SIX MONTHS ENDED    YEAR ENDED    PERIOD ENDED
                                     FEBRUARY 28,      AUGUST 31,     AUGUST 31,               YEAR ENDED DECEMBER 31,
                                         2005             2004         2003(a)       2002(b)       2001        2000        1999
                                     Class Z            Class Z       Class Z        Class Z     Class Z     Class Z     Class Z
                                       -------           -------        -------      -------     -------     -------     -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                  21.32             21.62          16.30        22.20       25.87       27.26       17.43
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):
  Net investment loss                    (0.12)(c)         (0.24)(c)      (0.13)(c)    (0.17)(c)   (0.13)      (0.10)      (0.14)
  Net realized and unrealized
  gain (loss) on investments              3.92             (0.06)          5.45        (5.73)      (3.54)       1.75       10.45
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment
Operations                                3.80             (0.30)          5.32        (5.90)      (3.67)       1.65       10.31
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):
  From net realized gains                   --                --             --           --          --       (3.04)      (0.48)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                        25.12             21.32          21.62        16.30       22.20       25.87       27.26
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                      17.82(e)          (1.39)         32.64(e)    (26.58)     (14.19)       5.85       59.15
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's) ($)                            261,927           543,016        637,616      493,031     617,966     518,970     290,374
Ratio of expenses to average
net assets (%)(f)                         1.20(g)           1.18           1.28(g)      1.24        1.23        1.22        1.30
Ratio of net investment loss to
average net assets (%)(f)                (1.02)(g)         (1.01)         (1.09)(g)    (0.90)      (0.71)      (0.44)      (0.84)
Portfolio turnover rate (%)                 70(e)            118             79(e)       109         129         145         188

 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) On November 1, 2002, the existing Fund shares were redesignated Class Z shares.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Total return at net asset value assuming all distributions reinvested.

 (e) Not annualized.

 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (g) Annualized.

10. The Prospectus is hereby supplemented with the following information relating to hypothetical investment and expense information:

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The chart also assumes that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is reflected in the charts and is net of any fee waiver or expense reimbursement.

    ANNUAL EXPENSE RATIO      INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
    --------------------      --------------------------------------   ----------------------
           1.06%                            $10,000.00                          5%

                       CUMULATIVE RETURN     HYPOTHETICAL YEAR-                               HYPOTHETICAL YEAR-
                         BEFORE FEES &       END BALANCE BEFORE       CUMULATIVE RETURN       END BALANCE AFTER      ANNUAL FEES &
YEAR                       EXPENSES           FEES & EXPENSES       AFTER FEES & EXPENSES      FEES & EXPENSES         EXPENSES
----                   -----------------     ------------------     ---------------------     ------------------     -------------
1                             5.00%              $10,500.00                  3.94%                $10,394.00           $  108.09
2                            10.25%              $11,025.00                  8.04%                $10,803.52           $  112.35
3                            15.76%              $11,576.25                 12.29%                $11,229.18           $  116.77
4                            21.55%              $12,155.06                 16.72%                $11,671.61           $  121.37
5                            27.63%              $12,762.82                 21.31%                $12,131.47           $  126.16
6                            34.01%              $13,400.96                 26.09%                $12,609.45           $  131.13
7                            40.71%              $14,071.00                 31.06%                $13,106.27           $  136.29
8                            47.75%              $14,774.55                 36.23%                $13,622.65           $  141.66
9                            55.13%              $15,513.28                 41.59%                $14,159.39           $  147.24
10                           62.89%              $16,288.95                 47.17%                $14,717.27           $  153.05

TOTAL GAIN BEFORE FEES & EXPENSES                $ 6,288.95

TOTAL GAIN AFTER FEES & EXPENSES                                                                  $ 4,717.27

TOTAL ANNUAL FEES & EXPENSES PAID                                                                                      $1,294.11

11. The section entitled "FOR MORE INFORMATION" is supplemented to reflect the fact that free copies of annual and semi-annual reports and the Statement of Additional Information are available by visiting the Fund's website and that the Statement of Additional Information is available, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:
     Public Reference Room
     Securities and Exchange Commission
     Washington, DC 20549-0102.

SUP-47/91269-1005
                                                                November 1, 2005